6. PROPERTY DEPOSITS	12 Months Ended
Dec. 31, 2018
Notes
6. PROPERTY DEPOSITS

6.    PROPERTY DEPOSITS

As of December 31, 2018, the Company had a total of $134,272 (€86,000) (December 31, 2017: $177,613 (€118,000)) of cash pledged for its exploration licenses in Portugal.  The advances to the Portuguese regulatory authorities are refundable to the Company, subject to completion of the work obligations described in the exploration license applications.

During the year ended December 31, 2018, the Company determined that the required work obligations for the Covas, Marateca, Mertola and two minor properties either had not, or would not, be completed. Accordingly, $167,059 (€107,000), in cash pledged for these exploration licenses was written off. In addition, the property deposit of $117,097 (€75,000) pledged by the former optionee of the Alvalade property was assigned to the Company. As a result of these transactions, property deposits were written down by a net amount of $49,962 (€32,000).